*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.19


                                  AMENDMENT 1

To the Distribution and License Agreement, dated July 19,1999 ("Agreement"), by and between Laboratoires Fournier S.A. ("Fournier") and Women First Healthcare Inc. ("WFHC") is made this 3rd day of November, 2000.

WHEREAS, the parties wish to amend certain provisions of the Agreement.


NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto mutually agree to amend the Agreement as follows :

1.  Article 1.5 of the Agreement is deleted in its entirety.

2.  The following sentence is added to the end of Article 1.14 of the Agreement:

        "Notwithstanding the foregoing, in the case of a Managed Care Organization ("MCO") or Group Purchasing Organization ("GPO") contract (the financial terms of which are provided to Fournier for review), the aggregate of any deductions made pursuant to subparagraphs (a) and (b) above shall never exceed *** of such gross invoiced sales on an annual basis under such MCO or GPO contract."

3. The following sentence is added to the end of Article 3.2 of the Agreement:

        "WFHC may defer the payment of the $350,000 set forth in this Article 3.2(d) until November 15, 2001, provided that each of the following occurs (i) WFHC submits to Fournier the final protocol for at least one phase IV clinical study prior to November 20, 2000, (ii) Fournier approves of such protocol, in its discretion, in writing, and (iii) WFHC implements such phase IV clinical study prior to January 15, 2001. In the event of failure of any of these conditions, then the $350,000 shall become immediately due and payable. Upon receipt by Fournier of the final protocol from WFHC relating to such study, Fournier will use its reasonable efforts to notify WFHC of its approval of such protocol or any concerns it may have relating to such protocol within fifteen (15) business days of Fournier's receipt thereof."

4.  The following provision is added to end of Article 3.3 of the Agreement:

        "3.3(iii) in the case of Product sales under MCO and GPO contracts as set forth herein, WFHC shall pay to Fournier (in lieu of the royalty and supply prices identified in Article 3.3(i) and 3.3(ii)) the following:

                (a) in further consideration of the license granted to WFHC herein pay to Fournier a royalty quarterly during the Term equal to the greater of (i) *** of Net
                        Sales under MCO and GPO contracts, or (ii) the floor royalty for MCOs and GPOs equal to *** per patch for any dosage form, based on the Product sold during the applicable quarter (including a patent royalty equal to *** of Net Sales under MCO and GPO contracts), and

                (b) in consideration of the supply of Product pay to Fournier the Shipping Costs and the greater of (i)
                        *** of Net Sales of the Product sold under MCO and GPO contracts or (ii) the floor price for MCOs and GPOs equal to *** per patch for any dosage form.

        3.3(iv) in consideration for the supply of Product which is used by WFHC solely for the performance of Phase IV clinical studies in accordance with Article 7.1, pay to Fournier *** plus Shipping Costs per patch for any dosage form. In the event that WFHC uses Product (which has already been purchased in accordance with the terms of this Agreement) for the performance of such Phase IV clinical studies, then Fournier shall issue to WFHC a credit for the difference between (i) the price actually paid for such Product on a per patch basis, and (ii)*** per patch ("Credit"), provided that WFHC submits to Fournier written documentation showing that such Product was actually used in the performance of such Phase IV clinical study. The parties agree that the Credit, if any, shall be applied to the deferred payment of $ described in Article 3.2(d)."

5. The first three (3) sentences of Article 3.6 of the Agreement are deleted in their entirety and replaced by the following:

        "3.6 Samples. Fournier shall supply WFHC with a reasonable quantity of Samples (to be agreed upon by the parties in good faith) for promotional purposes, in the form of individual sachets containing one patch, for a price of *** per sachet (one patch), plus Shipping Costs and (as the case may be) final packaging costs, C.I.F. WFHC's distribution facility in Newark, Delaware, for the 25micrograms, 37.5micrograms and 50micrograms dosage forms. The Sample price set forth herein shall only apply to those quantities of Samples, which do not exceed (i) the quantities identified on Appendix 1 (for Sales Year 2 and Sales Year 3), and (ii) the quantity identified for Sales Year 3 for any single Sales Year thereafter. Fournier shall also supply WFHC with a reasonable quantity of Samples of the 75micrograms and 100micrograms dosage forms for distribution to hospitals for promotional purposes, in the form of individual sachets containing one patch, for a price of *** per sachet (one patch), plus Shipping Costs and (as the case may be) final packaging costs, C.I.F. WFHC's distribution facility in Newark, Delaware, provided that WFHC can provide written justification, using the call records, that such Samples were actually distributed to hospitals."

6. Article 3.7 of the Agreement is deleted in its entirety and replaced by the following:

        "3.7 Forecasts and Orders. WFHC shall provide Fournier a written twelve
        (12) month rolling forecast at least ten (10) days prior to the first day of each calendar month ("M"), such forecast to specify the requested quantity and shipment dates for each Product form, including Samples and Placebo Samples. Each forecast shall be binding upon WFHC with respect to orders forecast for the Product (including Samples and Placebo Samples) to be delivered in the calendar months M+3, M+4 and M+5. WFHC shall issue firm purchase orders for its requirements of Product not less than ninety (90) days prior to the date of requested shipment. Fournier shall not be obligated to ship a Product by the shipment date set forth in any purchase order which is received by Fournier less than ninety (90) days prior to such shipment date. Any firm purchase order for each Product form, Sample and Placebo Sample shall amount to the Full Lot (as defined below) for any single dosage form or Placebo Sample. A Full Lot (except for Placebo Samples) may be comprised of different dosage forms provided that such dosage forms constitute a Full Lot on a percent basis, and further provided that each dosage form shall equal, at a minimum, one-tenth of a Full Lot for such dosage form. By way of example only, WFHC would satisfy this provision under any of the following scenarios: (i) a purchase order for 255,000 patches of 50micrograms Product, (ii) a purchase order for 250,000 patches of 25micrograms Product, plus 200,000 patches of 25micrograms Samples, or
        (iii) a purchase order for 90,000 patches of 25micrograms Product (1/5 Full Lot for 25micrograms), plus 96,000 patches of 100micrograms Product (4/5 Full Lot for 100micrograms). Notwithstanding the foregoing, for the Placebo Samples only, a Full Lot may never be less than 100,000 patches.


        *** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        The term "Full Lot" as used in this Section shall mean:
        ------------------------------------------------------
        -for the 25microgram dosage form of Product/Sample             *** patches
        -for the 37.5microgram dosage form of the Product/Sample       *** patches
        -for the 50microgram dosage form of Product/Sample             *** patches
        -for the 75microgram dosage form of Product/Sample             *** patches
        -for the 100microgram dosage form of Product/Sample            *** patches
        -for the Placebo Sample                                        *** patches


        Fournier may by not more than 10% adjust the amounts of Product to be delivered, so that such amounts correspond with one manufacturing run or an integral number thereof. None of WFHC's standard terms of purchase and none of Fournier's standard terms of sale or supply shall govern any supply of Product (including Samples and Placebo Samples) under this Agreement, nor shall such terms supplement or modify any terms and conditions thereof, despite possible inclusion in any purchase order, order confirmation or other document."

7.  Except as set forth herein, the Agreement shall remain unchanged.

8. All defined terms in this Amendment 1 which are included in the Agreement shall have the same meaning as set forth in the Agreement.

9. In the event of a conflict between the Agreement and this Amendment 1, this Amendment 1 shall control.


IN WITNESS WHEREOF, the parties have executed this Amendment 1 as of the date first set forth above.

LABORATOIRES FOURNIER S.A.                WOMEN FIRST HEALTHCARE INC.
--------------------------                ---------------------------


By:                                       By:




Title:                                    Title:



*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.